UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
January 6, 2005

(Date of Earliest Event Reported: January 6, 2005)

EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-14365 (Commission File Number)	76-0568816 (I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

#0 #1 SIGNATURES
EXHIBIT INDEX
Press Release dated January 6, 2005
Slide Presentation dated January 6, 2005

Item 2.02 Results of Operations and Financial Condition.

     On January 6, 2005, we made a presentation to analysts and investors to provide a financial and operational update. The webcast of the presentation may be accessed through our Web site at www.elpaso.com. A copy of our press release is attached as Exhibit 99.A. A copy of the related slide presentation is attached as Exhibit 99.B. The attached Exhibits are not filed, but are furnished to comply with Item 2.02 of Form 8‑K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description

99.A	Press Release dated January 6, 2005.
99.B	Slide Presentation dated January 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION
By:	/s/ Jeffrey I. Beason
Jeffrey I. Beason
Senior Vice President and Controller (Principal Accounting Officer)

Dated: January 6, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99.A	Press Release dated January 6, 2005.
99.B	Slide Presentation dated January 6, 2005.